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                                                                   EXHIBIT 10.16


                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (this "AGREEMENT"), made and entered into this 2nd day of June, 1999, by and between The Good Guys, Inc., a Delaware corporation ("COMPANY"), and Ronald A. Unkefer, a resident of Texas ("EXECUTIVE").

         NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, Company hereby agrees to employ Executive and Executive hereby accepts such employment upon the terms and conditions hereinafter set forth:

                             STATEMENT OF AGREEMENT

1.       DUTIES OF EXECUTIVE.

A. CHAIRMAN AND CHIEF EXECUTIVE OFFICER. EXECUTIVE AGREES THAT DURING THE TERM OF THIS AGREEMENT, HE WILL DEVOTE SUBSTANTIALLY ALL OF HIS BUSINESS-RELATED TIME TO THE BUSINESSES OF COMPANY IN THE CAPACITY OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER. IN SUCH CAPACITY, EXECUTIVE SHALL REPORT DIRECTLY TO THE BOARD OF DIRECTORS.

B. BOARD OF DIRECTORS. ON OR BEFORE JULY 1, 1999, COMPANY WILL CAUSE EXECUTIVE TO BE APPOINTED TO COMPANY'S BOARD OF DIRECTORS.

2.       COMPENSATION.

         (a) BASE SALARY. COMPANY SHALL PAY EXECUTIVE AN ANNUAL BASE SALARY OF NOT LESS THAN FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) PER ANNUM AS DETERMINED BY COMPANY'S BOARD OF DIRECTORS ("Annual Base Salary").

         (b) ANNUAL CASH INCENTIVE BONUS. IN ADDITION TO HIS BASE SALARY, EXECUTIVE SHALL BE ELIGIBLE TO RECEIVE FROM COMPANY AN ANNUAL INCENTIVE BONUS ("Annual Incentive Bonus"), PAYABLE IN CASH WITHIN 90 DAYS FOLLOWING THE END OF SUCH FISCAL YEAR, IN AN AMOUNT OF UP TO 100% OF EXECUTIVE'S ANNUAL BASE SALARY AS REASONABLY DETERMINED BY THE BOARD OF DIRECTORS.

3.       BENEFITS.

         (a) GENERALLY. EXECUTIVE SHALL BE ENTITLED TO PARTICIPATE IN OR RECEIVE BENEFITS UNDER ANY AND ALL EMPLOYEE BENEFIT PLANS AND ARRANGEMENTS MADE AVAILABLE BY COMPANY AT ANY TIME AND FROM TIME TO TIME DURING THE TERM OF THIS AGREEMENT TO ANY OF ITS EXECUTIVE OFFICERS AND KEY MANAGEMENT PERSONNEL, SUBJECT TO AND ON A BASIS CONSISTENT WITH THE TERMS, CONDITIONS AND OVERALL ADMINISTRATION OF SUCH PLANS OR ARRANGEMENTS.

         (b) RELOCATION EXPENSES. SHOULD COMPANY ELECT TO REQUIRE EXECUTIVE TO RELOCATE PURSUANT TO SECTION 4 OF THIS AGREEMENT, COMPANY SHALL REIMBURSE EXECUTIVE AND MEMBERS OF HIS IMMEDIATE FAMILY FOR ALL REASONABLE COSTS ASSOCIATED WITH THEIR RELOCATION TO THE GREATER


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SAN FRANCISCO BAY AREA FROM DALLAS, TEXAS, INCLUDING ANY CUSTOMARY REAL ESTATE
COMMISSIONS ASSOCIATED WITH THE SALE OF EXECUTIVE'S HOME.

         (d) VACATIONS. EXECUTIVE SHALL BE ENTITLED TO NOT LESS THAN FOUR WEEKS PAID VACATION DURING EACH CALENDAR YEAR.

         (e) REIMBURSEMENT OF EXPENSES. COMPANY SHALL REIMBURSE EXECUTIVE, UPON PRESENTATION OF RECEIPTS OR OTHER ADEQUATE DOCUMENTATION, FOR ALL NECESSARY AND REASONABLE BUSINESS EXPENSES INCURRED BY EXECUTIVE IN THE COURSE OF RENDERING SERVICES TO COMPANY UNDER THIS AGREEMENT, INCLUDING THE COST OF EXECUTIVE'S TRAVEL BETWEEN DALLAS AND SAN FRANCISCO.

         4. RELOCATION. AT ANY TIME AFTER JANUARY 1, 2000 THE COMPANY MAY REQUIRE EXECUTIVE TO RELOCATE HIS RESIDENCE FROM DALLAS TO THE SAN FRANCISCO BAY AREA UPON SUCH TIMETABLE AS EXECUTIVE AND THE BOARD SHALL AGREE.

         5. Termination. The employment relationship between Executive and Company created hereunder shall be an at-will relationship. Either Executive or Company may terminate this Agreement upon thirty days' written notice to the other for any reason whatsoever.

         6. COMPANY POLICIES. FOR THE CONVENIENCE OF COMPANY, EXECUTIVE SHALL BE ENTITLED TO USE A COMPANY APARTMENT IN THE SAN FRANCISCO BAY AREA, IN COMPLIANCE WITH COMPANY'S POLICIES RELATED TO ITS USE.

         7. SEVERABILITY AND REFORMATION. IF ANY PROVISION OF THIS AGREEMENT IS HELD TO BE ILLEGAL, INVALID, OR UNENFORCEABLE UNDER PRESENT OR FUTURE LAW, SUCH PROVISION SHALL BE FULLY SEVERABLE, AND THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED AS IF SUCH ILLEGAL, INVALID, OR UNENFORCEABLE PROVISION WERE NEVER A PART HEREOF, AND THE REMAINING PROVISIONS SHALL REMAIN IN FULL FORCE AND EFFECT AND SHALL NOT BE AFFECTED BY THE ILLEGAL, INVALID, OR UNENFORCEABLE PROVISION OR BY ITS SEVERANCE.

         8. INTEGRATED AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH REGARD TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO AGREEMENTS OR UNDERSTANDINGS BETWEEN THE PARTIES OTHER THAN THOSE SET FORTH HEREIN OR HEREIN PROVIDED FOR.

         9. WAIVER. NO WAIVER OF ANY RIGHT UNDER THIS AGREEMENT SHALL BE DEEMED EFFECTIVE UNLESS THE SAME IS SET FORTH IN WRITING AND SIGNED BY THE PARTY GIVING SUCH WAIVER.

         10. Headings. The headings used in this Agreement are used for reference purposes only and do not constitute substantive matter to be considered in construing the terms of this Agreement.


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         11. NOTICES. ALL NOTICES AND OTHER COMMUNICATIONS REQUIRED OR PERMITTED
TO BE GIVEN HEREUNDER SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN DULY GIVEN IF DELIVERED PERSONALLY, MAILED BY CERTIFIED MAIL (RETURN RECEIPT REQUESTED) OR SENT BY OVERNIGHT DELIVERY SERVICE OR FACSIMILE TRANSMISSION (WITH ELECTRONIC CONFIRMATION OF SUCCESSFUL TRANSMISSION) TO THE PARTIES AT THE FOLLOWING ADDRESSES OR AT SUCH OTHER ADDRESSES AS SHALL BE SPECIFIED BY THE PARTIES BY LIKE NOTICE:

                  (a)  If to Company:    The Good Guys, Inc.
                                         7000 Marina Boulevard
                                         Brisbane, California 94005-1840

                  (b)  If to Executive:  Ronald Unkefer
                                         3661 Stratford
                                         Dallas, Texas 75205

         Notice so given shall, in the case of mail, be deemed to be given and received on the fourth calendar day after posting, in the case overnight delivery service, on the date of actual delivery and, in the case of facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

         12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF CALIFORNIA.

         13. ASSIGNMENT. THIS AGREEMENT IS PERSONAL TO EXECUTIVE AND MAY NOT BE ASSIGNED IN ANY WAY BY EXECUTIVE WITHOUT THE PRIOR WRITTEN CONSENT OF COMPANY. THIS AGREEMENT SHALL NOT BE ASSIGNABLE OR DELEGABLE BY COMPANY.

         14. ACKNOWLEDGEMENT. COMPANY ACKNOWLEDGES THAT EXECUTIVE WILL DEVOTE A PORTION OF HIS PROFESSIONAL AND BUSINESS-RELATED TIME, TO OTHER BUSINESS ACTIVITIES, PROVIDED THAT SUCH ACTIVITIES SHALL NOT MATERIALLY INTERFERE WITH THE PERFORMANCE BY EXECUTIVE OF HIS DUTIES HEREUNDER.

         15. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS, EACH OF WHICH WILL TAKE EFFECT AS AN ORIGINAL AND ALL OF WHICH SHALL EVIDENCE ONE AND THE SAME AGREEMENT.

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates stated below.

                                        THE GOOD GUYS, INC.

Dated:                                  By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        EXECUTIVE:

Dated:
                                        Ronald A. Unkefer
                                        ----------------------------------------


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